(a)(19)
AMENDMENT NO. 18
TO AMENDED AND RESTATED DECLARATION OF TRUST
OF ING MUTUAL FUNDS
     THIS AMENDMENT NO. 18 TO THE AMENDED AND RESTATED DECLARATION OF TRUST OF ING MUTUAL FUNDS is made as of March 2, 2007, by the undersigned, constituting a majority of the Trustees of ING Mutual Funds (the “Trust”).
     WHEREAS, the Amended and Restated Declaration of Trust (“Declaration of Trust”) adopted as of June 3, 2004, designated certain series of Interests of the Trust; and
     WHEREAS, the Board of Trustees has authorized an amendment to the Declaration of Trust to create one additional series of Interests of the Trust, and divide the shares of beneficial interest of the series into four separate classes to be known as follows:

Series	Classes

ING International Equity Dividend Fund	ING International Equity Dividend Fund — Class A
ING International Equity Dividend Fund — Class B
ING International Equity Dividend Fund — Class C
ING International Equity Dividend Fund — Class I
     NOW, THEREFORE, the Board of Trustees hereby amends the Declaration of Trust as follows:
     The first two sentences of Section 8.08 of the Declaration of Trust are hereby amended and restated to read in full as follows:
“The Trustees may establish and designate series of Interests in accordance with the provisions of Section 6.01 hereof. The Trustees hereby establish and designate the series shown in the chart below under the heading “Series,” and establish and designate the classes of each such series shown in the chart below under the heading “Classes”:

Series	Classes

ING Disciplined International SmallCap Fund	ING Disciplined International SmallCap Fund — Class A
ING Disciplined International SmallCap Fund — Class B
ING Disciplined International SmallCap Fund — Class C
ING Disciplined International SmallCap Fund — Class I

Series	Classes

ING Diversified International Fund	ING Diversified International Fund — Class A
ING Diversified International Fund — Class B
ING Diversified International Fund — Class C
ING Diversified International Fund — Class I
ING Diversified International Fund — Class R

ING Emerging Countries Fund	ING Emerging Countries Fund — Class A
ING Emerging Countries Fund — Class B
ING Emerging Countries Fund — Class C
ING Emerging Countries Fund — Class I
ING Emerging Countries Fund — Class Q

ING Emerging Markets Fixed Income Fund	ING Emerging Markets Fixed Income Fund — Class A
ING Emerging Markets Fixed Income Fund — Class B
ING Emerging Markets Fixed Income Fund — Class C
ING Emerging Markets Fixed Income Fund — Class I

ING Foreign Fund	ING Foreign Fund — Class A
ING Foreign Fund — Class B
ING Foreign Fund — Class C
ING Foreign Fund — Class I
ING Foreign Fund — Class Q

ING Global Bond Fund	ING Global Bond Fund — Class A
ING Global Bond Fund — Class B
ING Global Bond Fund — Class C
ING Global Bond Fund — Class I

ING Global Equity Dividend Fund	ING Global Equity Dividend Fund — Class A
ING Global Equity Dividend Fund — Class B
ING Global Equity Dividend Fund — Class C
ING Global Equity Dividend Fund — Class O

ING Global Natural Resources Fund	ING Global Natural Resources Fund — Class A
ING Global Natural Resources Fund — Class B
ING Global Natural Resources Fund — Class C
ING Global Natural Resources Fund — Class Q

ING Global Real Estate Fund	ING Global Real Estate Fund — Class A
ING Global Real Estate Fund — Class B
ING Global Real Estate Fund — Class C

Series	Classes

ING Global Real Estate Fund — Class I
ING Global Real Estate Fund — Class O

ING Global Value Choice Fund	ING Global Value Choice Fund — Class A
ING Global Value Choice Fund — Class B
ING Global Value Choice Fund — Class C
ING Global Value Choice Fund — Class I
ING Global Value Choice Fund — Class Q

ING Greater China Fund	ING Greater China Fund — Class A
ING Greater China Fund — Class B
ING Greater China Fund — Class C
ING Greater China Fund — Class I

ING Index Plus International Equity Fund	ING Index Plus International Equity Fund — Class A
ING Index Plus International Equity Fund — Class B
ING Index Plus International Equity Fund — Class C
ING Index Plus International Equity Fund — Class I

ING International Capital Appreciation Fund	ING International Capital Appreciation Fund — Class A
ING International Capital Appreciation Fund — Class B
ING International Capital Appreciation Fund — Class C
ING International Capital Appreciation Fund — Class I

ING International Equity Dividend Fund	ING International Equity Dividend Fund — Class A
ING International Equity Dividend Fund — Class B
ING International Equity Dividend Fund — Class C
ING International Equity Dividend Fund — Class I

ING International Growth Opportunities Fund	ING International Growth Opportunities Fund — Class A
ING International Growth Opportunities Fund — Class B

Series	Classes

ING International Growth Opportunities Fund — Class C
ING International Growth Opportunities Fund — Class I
ING International Growth Opportunities Fund — Class Q

ING International Real Estate Fund	ING International Real Estate Fund — Class A
ING International Real Estate Fund — Class B
ING International Real Estate Fund — Class C
ING International Real Estate Fund — Class I

ING International SmallCap Fund	ING International SmallCap Fund — Class A
ING International SmallCap Fund — Class B
ING International SmallCap Fund — Class C
ING International SmallCap Fund — Class I
ING International SmallCap Fund — Class Q

ING International Value Choice Fund	ING International Value Choice Fund — Class A
ING International Value Choice Fund — Class B
ING International Value Choice Fund — Class C
ING International Value Choice Fund — Class I

ING International Value Opportunities Fund	ING International Value Opportunities Fund — Class A
ING International Value Opportunities Fund — Class B
ING International Value Opportunities Fund — Class C
ING International Value Opportunities Fund — Class I

ING Russia Fund	ING Russia Fund — Class A
ING Russia Fund — Class B
ING Russia Fund — Class C
ING Russia Fund — Class Q”

IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.

/s/ John V. Boyer	/s/ Jock Patton

John V. Boyer, as Trustee	Jock Patton, as Trustee

/s/ Patricia W. Chadwick	/s/ Sheryl K. Pressler

Patricia W. Chadwick, as Trustee	Sheryl K. Pressler, as Trustee

/s/ J. Michael Earley	/s/ David W. C. Putnam

J. Michael Earley, as Trustee	David W.C. Putnam, as Trustee

/s/ R. Barbara Gitenstein	/s/ John G. Turner

R. Barbara Gitenstein, as Trustee	John G. Turner, as Trustee

/s/ Patrick W. Kenny	/s/ Roger B. Vincent

Patrick W. Kenny, as Trustee	Roger B. Vincent, as Trustee